UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2008
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1: LETTER AGREEMENT
EX-10.2: LETTER AGREEMENT
EX-10.3: EXECUTIVE SEVERANCE PLAN

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 12, 2008, American International Group, Inc. (AIG) entered into letter agreements with Martin J. Sullivan, AIG’s President and Chief Executive Officer, and Steven J. Bensinger, AIG’s Executive Vice President and Chief Financial Officer. The letter agreements extend the term of Mr. Sullivan’s and Mr. Bensinger’s employment agreements with AIG, which would have both expired on March 13, 2008, by one year. The letter agreements otherwise do not materially change the terms of their respective employment agreements, except that under the letter agreements Mr. Sullivan and Mr. Bensinger may be eligible in certain circumstances for continued vesting of certain long-term incentive awards following termination of their employment with AIG. The letter agreements with Mr. Sullivan and Mr. Bensinger are filed herewith as Exhibits 10.1 and 10.2, respectively, and descriptions of their existing employment agreements were previously reported in AIG’s definitive proxy statement dated April 6, 2007. The letter agreements and the descriptions of their employment agreements are incorporated by reference herein.
     On March 11, 2008, AIG replaced its existing executive severance plan with the American International Group, Inc. Executive Severance Plan (ESP). The ESP provides severance benefits (between 6 months and 24 months for current participants) based on salary and average historic bonuses to approximately 700 AIG employees, as well as continued vesting of certain long-term incentive awards and other continued benefits during the severance period. The ESP is filed herewith as Exhibit 10.3 and is incorporated by reference herein.
     On March 11, 2008, AIG also amended certain outstanding long-term incentive awards to shorten the vesting periods (although none of the affected awards will vest before 2009). Affected awards include time-vested restricted stock units (RSUs) granted under AIG’s annual grant program, beginning with RSUs awarded in December 2005; time-vested RSUs previously earned under AIG’s 2005-2006 Deferred Compensation Profit Participation Plan; performance RSUs under AIG’s Partners Plan, beginning with performance RSUs for the 2008-2009 performance period; and Senior Partner Units under AIG’s Senior Partners Plan, beginning with Senior Partner Units for the 2006-2008 performance period. The new vesting periods are also expected to apply for future grants.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 10.1	Letter Agreement between AIG and Martin J. Sullivan, dated March 12, 2008.
Exhibit 10.2	Letter Agreement between AIG and Steven J. Bensinger, dated March 12, 2008.
Exhibit 10.3	Executive Severance Plan, effective as of March 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: March 17, 2008	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No	Description
Exhibit 10.1	Letter Agreement between AIG and Martin J. Sullivan, dated March 12, 2008.

Exhibit 10.2	Letter Agreement between AIG and Steven J. Bensinger, dated March 12, 2008.

Exhibit 10.3	Executive Severance Plan, effective as of March 11, 2008.